|U.S. GLOBAL
|_______________ACCOLADE FUNDS

[GRAPHIC: Bird's eye view of section of world]

                                                                   ANNUAL REPORT

                                                                OCTOBER 31, 2002

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U.S. GLOBAL ACCOLADE FUNDS
ANNUAL REPORT
OCTOBER 31, 2002


                                TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ...................................................   1

FUND MANAGER'S PERSPECTIVE ...............................................   5

PORTFOLIOS OF INVESTMENTS ................................................  17

NOTES TO PORTFOLIOS OF INVESTMENTS .......................................  24

STATEMENTS OF ASSETS AND LIABILITIES .....................................  25

STATEMENTS OF OPERATIONS .................................................  26

STATEMENTS OF CHANGES IN NET ASSETS ......................................  27

NOTES TO FINANCIAL STATEMENTS ............................................  29

FINANCIAL HIGHLIGHTS .....................................................  36

REPORT OF ERNST & YOUNG LLP,
  INDEPENDENT AUDITORS ...................................................  39

TRUSTEES AND OFFICERS ....................................................  40

ADDITIONAL INFORMATION ...................................................  43

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 U.S. GLOBAL ACCOLADE FUNDS

DEAR SHAREHOLDER:


[PHOTO OF FRANK E. HOLMES]

"HARMONEY"

Financial balance is about "harmoney." Yes, this is a play on spelling, yet critical to managing the dual financial emotions of fear and greed. Recent studies have indicated that investors are sitting on the sidelines, attempting to time the market. However, their track records are poor because fear and greed often overwhelm investors at the worst time. Unfortunately, when motivated by greed, investors usually rush in at the top of a bull market, and when motivated by fear, they tend to sell at the bottom of a bear market. To avoid these emotionally motivated moves, we advise you to invest regularly in both fixed income and equities.

The magic solution is to rebalance your portfolio at least once a year, and maintain a balanced ratio between fixed income and equities. Because of the cyclical nature of the market, this solution greatly improves your financial "harmoney."

CASH: TO BE OR NOT TO BE...

Consistent negative returns in the stock market over the past couple of years led many investors to move most of their investments into cash, neglecting the proven strategy of rebalancing and staying in the market, and continuing to invest regularly. Keeping investing simple, balanced and consistent could allow you to retire with more assets then those who chase performance.

There have only been three other times in the last 76 years when the market did not reach returns above zero for two or more consecutive years. Each of these periods was followed by positive market returns. Although this pattern is not guaranteed to repeat itself, it illustrates the market's probable future and provides a strong argument for staying in the market and not on the sidelines.

A discipline of regular investing is the best strategy for handling market swings. This includes maintaining a broad asset allocation and a well-diversified portfolio of equities and fixed income. Markets tend to move in cycles, and within these cycles are particular sectors that do not necessarily move in tandem. When one sector is declining, another may be increasing. By holding a number of diverse investments, a downturn in one area may be offset by an increase in another, reducing overall volatility. Staying focused on a long-term investment plan should enable you to participate in recoveries and capture opportunities.

GET READY FOR THE PRESIDENTIAL ELECTION CYCLE...

There is a four-year economic cycle that closely tracks the four-year political cycle. Specifically, the historic performance following every midterm election provides convincing evidence that stock prices bottomed out by the middle of the midterm election year, making the third year of the presidential term a great year. Following this logic, next year's stock market performance should be positive. Ned Davis Research has studied

1

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 U.S. GLOBAL ACCOLADE FUNDS

the presidential election cycles from 1934 to 1998, and in the 17 midterm elections during this period, the S&P 500 Stock Index (S&P 500) produced a 51-percent mean gain. Ned Davis does not anticipate such a robust rebound this time, but believes the odds favor a 38-percent gain.

It is important to remember the market is made up of many different cycles. With the economy performing poorly, politicians will begin to aggressively stimulate the economy as they build up voter support for the next presidential election year in 2004.

EXPERIENCE...

The past year has been an interesting one to say the least. The threat of war coupled with earnings fears and a struggling economy has left investors in doubt. The Bonnel Growth Fund (ACBGX),(1) managed by Art Bonnel, experienced one of its toughest years and trailed behind its benchmark, the S&P Mid-Cap 400 Index. Yet, Mr. Bonnel managed to outperform his Lipper(2) peer group for the 5-year period and retain an overall four-star Morningstar(3) rating for the period ending October 31, 2002. Due to the uncertainty regarding third quarter earnings, Mr. Bonnel's earnings model triggered him to raise a high level of cash for most of the month of September. While many might have considered this to be too cautious for a growth fund, Mr. Bonnel, with his 30-plus years of experience, saw it as a prudent move that would protect shareholders' capital. The decision led to positive results, enabling the fund's net asset value (NAV) to retain its value, while most of the fund's peers saw their NAVs fall. As soon as earnings reports were announced in October, Mr. Bonnel reinvested in the markets. At this time, he is concentrating on companies in the technology, healthcare and financial industries, where sentiment is healthier and earnings are viable.

BIG CAP...

A number of issues in the past year have negatively impacted equities across the board, particularly large cap stocks. The MegaTrends Fund (MEGAX),(4) while outperforming its peer group in 2001, unfortunately, took it on the chin over the past fiscal year, trailing its peer group, the S&P 500. However, with the market looking up for 2003, the fund's portfolio manager, Stephen Leeb, plans to return to beating the S&P 500. He continues to focus on companies that offer compelling value or whose fundamentals will enable them to withstand economic turmoil. Focusing on sectors such as energy and healthcare, he is comfortable with the direction the fund is heading.

DIVERSIFICATION PAYS...

One of the bright spots in the market over the past year has been our Eastern European Fund (EUROX).(5) The fund continued to outperform the S&P 500 and its benchmark, the MSCI Eastern European Index (Russia at 30 percent market cap weighted), over the past 1, 3 and 5 years. In fact, it recently received a five-star rating from Morningstar(3,6) for the three-year period and a four-star rating for the overall period ending October 31, 2002. In addition, the fund has received the designation as a Lipper Leader for the Total Return and Tax Efficiency(7) categories. One of the biggest drivers for the fund's stellar performance is its increased

                                                                               2

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 U.S. GLOBAL ACCOLADE FUNDS

position in Russia, which dramatically outperformed markets across the world. Although Russia continues to be a victim of global risk aversion, under the leadership of Putin, it is now enjoying an unparalleled period of growth and political security post the Communist era. Our values appear to be more aligned under Putin's leadership since his newfound relationship with President George
W. Bush.

The continuation of European Union (EU) expansion has also stabilized the Eastern European markets. The recent 'yes' vote on the Irish referendum, confirming its addition into the EU, has increased confidence that the accession process will be a smooth one. It is felt that EU expansion should continue at a rapid pace as the 2004 election deadline looms. Countries in which the fund is largely invested, such as Poland, Hungary and the Czech Republic, are all expected to be part of the first wave of EU enlargement.

Foreign investing is an important aspect of diversification, as over 60 percent of the world's capital markets are outside of the U.S. If you hold only U.S. stocks, your portfolio performance depends entirely on U.S. economic performance. Different regions of the world tend to be in different stages of the economic cycle.

IN CONCLUSION...

It pays to be diversified. Next year favors an up year since the third year in the presidential cycle is historically bullish for markets. I encourage you to follow our simple balanced plan to consistently invest in both our fixed income and equity funds. If you do this, you will have taken the reins of your investment portfolio and guided it onto a path of success.

Sincerely,

/s/ Frank Holmes

Frank E. Holmes
Chairman and CEO
U.S. Global Investors, Inc.

For more complete information about any U.S. Global fund, including charges and expenses, obtain a prospectus by visiting us at www.usfunds.com or call 1-800-US-FUNDS. Read it carefully before you invest or send money. Performance data quoted represent past performance and investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Distributed by U.S. Global Brokerage, Inc.

(1) The Bonnel Growth Fund's performance for the one-, five- and since inception period is -12.15%, 0.12% and 11.23%, respectively, as of 9/30/02 and -10.29%, 2.80% and 11.48%, respectively, as of 10/31/02. Inception date as of 10/17/94. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks.

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 U.S. GLOBAL ACCOLADE FUNDS

(2) The Bonnel Growth Fund ranked 125 out of 495 and 58 out of 206 Mid-Cap Growth funds for the total return for the one- and five-year periods, respectively, as of 9/30/02. Lipper defines a Mid-Cap growth fund as funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Bonnel Growth Fund was rated against the following numbers of Mid-Cap Growth funds over the following time periods: 488 funds in the last three years, 325 funds in the last 5 years and 488 funds for the overall period. With respect to these Mid-Cap Growth funds, the Bonnel Growth Fund received a Morningstar Rating of 3 stars, 4 stars and 4 stars for the three-, five- and overall periods, respectively, as of 10/31/02.

(4) The MegaTrends Fund's performance for the one-, five- and ten-year period is
    - 21.79%, -4.57% and 3.48%, respectively, as of 9/30/02 and -22.15%, -2.48%
    and 4.02%, respectively, as of 10/31/02.

(5) The Eastern European Fund's performance for the one-, five- and since inception period is 42.98%, -0.83% and 3.32%, respectively, as of 9/30/02 and 38.07%, 2.72% and 4.51%, respectively, as of 10/31/02. Inception date as of 3/31/97. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The fund's share price is expected to be more volatile than those of funds only invested in domestic securities.

(6) The Eastern European Fund was rated against the following numbers of U.S.-domiciled Europe Stock funds over the following time periods: 122 funds in the last three years, 63 funds in the last five years and 122 funds for the overall period. With respect to these Europe Stock funds, the Eastern Europe Fund received a Morningstar Rating of 5 stars, 3 stars and 4 stars for the three-, five- and overall periods, respectively, as of 10/31/02.

(7) Lipper ratings for Total Return reflect funds' historical total return performance relative to peers as of 9/30/02. Lipper ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers as of 9/30/ 02. Lipper ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class, as of 9/30/02. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of 9/30/02. Tax Efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans. The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return, Consistent Return, Preservation, and Tax Efficiency metrics over three-, five- and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. The Eastern European Fund was rated among 147 Emerging Markets funds for Total Return and 147 Emerging Markets funds for Tax Efficiency. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2002, Reuters, All Rights Reserved.
                                                                               4

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 BONNEL GROWTH FUND

FUND MANAGER'S PERSPECTIVE
 A Message from Art Bonnel

INTRODUCTION

The Bonnel Growth Fund focuses on mid-cap growth issues in sectors that have good growth prospects. Our primary objective is long-term capital appreciation.

PERFORMANCE

 BONNEL GROWTH FUND

[GRAPHIC: Performance chart plotted from data points shown below.]

                       BONNEL      2&P 500 STOCK      RUSSELL       S&P MID-CAP
   DATE             GROWTH FUND     STOCK INDEX      2000 INDEX      400 INDEX
 --------            ---------       ---------       ---------       ---------
 10/17/94           $10,000.00      $10,000.00      $10,000.00      $10,000.00
 10/31/94            10,010.00       10,078.53       10,001.31       10,114.15
 11/30/94            10,030.00        9,711.94        9,597.39        9,658.30
 12/30/94            10,090.00        9,855.81        9,855.24        9,746.63
 01/31/95             9,859.31       10,111.22        9,730.90        9,848.04
 02/28/95            10,491.19       10,504.89       10,135.70       10,364.00
 03/31/95            10,942.53       10,814.37       10,310.26       10,543.57
 04/28/95            11,423.97       11,132.57       10,539.51       10,755.05
 05/31/95            11,594.47       11,576.85       10,720.73       11,014.30
 06/30/95            12,677.69       11,845.28       11,276.83       11,462.46
 07/31/95            14,121.99       12,237.92       11,926.49       12,060.19
 08/31/95            14,252.38       12,268.47       12,173.21       12,282.88
 09/29/95            14,854.17       12,785.93       12,390.56       12,580.64
 10/31/95            14,523.18       12,740.24       11,836.42       12,256.99
 11/30/95            14,804.02       13,298.89       12,333.68       12,791.88
 12/29/95            14,653.02       13,555.06       12,659.11       12,759.89
 01/31/96            14,442.94       14,015.87       12,645.58       12,944.58
 02/29/96            15,031.16       14,146.26       13,039.67       13,384.42
 03/29/96            15,734.93       14,282.46       13,305.06       13,544.71
 04/30/96            17,604.63       14,492.84       14,016.51       13,957.99
 05/31/96            19,085.69       14,865.97       14,568.90       14,146.56
 06/28/96            17,552.11       14,922.65       13,970.66       13,934.45
 07/31/96            15,734.93       14,263.73       12,750.38       12,991.98
 08/30/96            16,564.74       14,565.05       13,490.75       13,741.06
 09/30/96            18,014.29       15,384.08       14,017.93       14,339.71
 10/31/96            17,909.25       15,808.22       13,801.88       14,381.44
 11/29/96            18,746.40       17,002.07       14,370.54       15,191.19
 12/31/96            18,746.40       16,665.28       14,747.17       15,207.83
 01/31/97            18,884.24       17,705.88       15,041.92       15,778.53
 02/28/97            17,219.54       17,844.89       14,677.19       15,649.02
 03/31/97            16,318.27       17,113.04       13,984.63       14,982.83
 04/30/97            16,593.95       18,133.75       14,023.60       15,371.13
 05/30/97            18,385.89       19,236.98       15,583.72       16,714.40
 06/30/97            19,552.24       20,098.32       16,251.61       17,183.80
 07/31/97            21,386.58       21,696.62       17,007.82       18,884.45
 08/29/97            21,715.28       20,482.05       17,397.00       18,861.46
 09/30/97            23,178.52       21,603.14       18,670.33       19,945.14
 10/31/97            20,867.03       20,882.47       17,850.16       19,078.01
 11/28/97            20,873.45       21,848.37       17,734.66       19,360.68
 12/31/97            20,680.06       22,223.32       18,045.13       20,111.65
 01/30/98            20,821.88       22,468.88       17,760.31       19,728.69
 02/27/98            22,381.91       24,088.50       19,073.60       21,362.60
 03/31/98            23,323.09       25,321.04       19,860.16       22,325.65
 04/30/98            23,556.23       25,575.66       19,970.09       22,732.95
 05/29/98            22,295.22       25,136.66       18,894.56       21,710.91
 06/30/98            23,894.24       26,156.95       18,934.30       21,847.54
 07/31/98            23,218.23       25,879.13       17,401.48       21,001.44
 08/31/98            19,708.19       22,141.39       14,022.51       17,095.26
 09/30/98            21,216.21       23,559.86       15,119.87       18,690.81
 10/30/98            21,034.21       25,474.53       15,736.56       20,359.13
 11/30/98            23,010.23       27,017.86       16,560.99       21,375.16
 12/31/98            26,293.20       28,573.74       17,585.75       23,955.74
 01/29/99            28,175.12       29,768.15       17,819.48       23,023.49
 02/26/99            25,540.43       28,843.12       16,376.17       21,818.40
 03/31/99            27,825.62       29,996.80       16,631.84       22,427.91
 04/30/99            27,664.32       31,158.41       18,122.20       24,196.10
 05/28/99            27,422.35       30,423.68       18,386.94       24,301.21
 06/30/99            29,949.51       32,110.77       19,218.36       25,601.62
 07/30/99            29,519.36       31,109.09       18,691.08       25,058.08
 08/31/99            30,702.28       30,955.08       17,999.28       24,199.37
 09/30/99            31,266.86       30,107.53       18,003.21       23,453.22
 10/29/99            33,834.34       32,011.94       18,076.13       24,647.48
 11/30/99            37,705.74       32,662.64       19,155.48       25,941.04
 12/31/99            47,707.86       34,585.20       21,323.88       27,481.48
 01/31/00            48,451.36       32,847.76       20,981.42       26,707.96
 02/29/00            64,715.41       32,226.62       24,446.19       28,576.01
 03/31/00            61,447.11       35,377.27       22,834.44       30,966.34
 04/28/00            55,049.92       34,313.29       21,460.34       29,884.58
 05/31/00            48,141.57       33,611.05       20,209.60       29,511.34
 06/30/00            50,495.98       34,439.80       21,971.36       29,945.34
 07/31/00            46,004.01       33,901.85       21,264.49       30,418.80
 08/31/00            52,447.67       36,006.45       22,886.95       33,813.16
 09/29/00            48,497.83       34,106.04       22,214.25       33,581.71
 10/31/00            44,935.23       33,961.38       21,222.68       32,442.28
 11/30/00            38,932.32       31,285.83       19,044.13       29,995.12
 12/29/00            39,490.57       31,439.31       20,679.68       32,289.25
 01/31/01            38,374.08       32,554.07       21,756.29       33,007.75
 02/28/01            33,163.81       29,587.65       20,328.81       31,125.13
 03/30/01            30,248.53       27,714.30       19,334.40       28,812.56
 04/30/01            30,537.99       29,866.28       20,846.92       31,989.89
 05/31/01            30,351.91       30,066.63       21,359.36       32,734.67
 06/30/01            29,545.56       29,335.12       22,096.89       32,602.56
 07/31/01            28,615.16       29,046.23       20,900.74       32,116.65
 08/31/01            27,746.78       27,229.70       20,225.65       31,066.72
 09/30/01            26,547.59       25,031.02       17,503.11       27,203.42
 10/31/01            26,712.99       25,508.61       18,527.32       28,406.72
 11/30/01            27,540.02       27,464.80       19,961.68       30,519.36
 12/31/01            28,718.53       27,705.55       21,193.75       32,095.52
 01/31/02            28,821.91       27,301.45       20,973.34       31,928.71
 02/28/02            28,449.75       26,774.82       20,398.57       31,967.63
 03/31/02            29,504.21       27,781.81       22,037.35       34,252.45
 04/30/02            30,537.99       26,098.07       22,238.10       34,092.25
 05/31/02            30,021.10       25,907.56       21,250.73       33,516.09
 06/30/02            28,015.56       24,062.94       20,196.69       31,062.71
 07/31/02            24,542.04       22,188.43       17,146.99       28,052.73
 08/31/02            23,549.61       22,332.66       17,104.12       28,193.00
 09/30/02            23,322.18       19,907.33       15,876.05       25,926.28
 10/31/02            23,963.12       21,657.19       16,385.67       27,048.89

                                                          For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                    October 31, 2002

                                           INCEPTION   FIVE YEAR   ONE YEAR
  Bonnel Growth Fund
    (Inception 10/17/94)                    11.48%       2.80%     (10.29)%
  -------------------------------------------------------------------------
  S&P 500 Stock Index                       10.08%       0.73%     (15.10)%
  -------------------------------------------------------------------------
  S&P Mid-Cap 400 Index                     13.17%       7.23%      (4.78)%
  -------------------------------------------------------------------------
  Russell 2000 Index(R)                      6.33%      (1.70)%    (11.56)%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Mid-Cap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Russell 2000 Index(R) is a U.S. equity index measuring the performance of the 2,000 smallest companies in the Russell 3000(R), a widely recognized small-cap index.

5

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  BONNEL GROWTH FUND

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The fiscal year ending October 31, 2002, was one of the toughest years for the Bonnel Growth Fund. Since the year 2000, when the Dow Jones Industrials was at 11,722.98 in January and the Nasdaq was at 5,048.62 in March, we have failed to see a new market high. In the first part of October this year, the Dow closed at 7,286.27, which was 37.8 percent off its high in 2000. At the same time, the Nasdaq hit a new low closing at 1,114.11, which was 77.9 percent from its high in 2000.

When one uses 20/20 hindsight, there are many reasons for the decline. First and foremost, there was the factor of valuations. As the market rallied, valuations did not seem to matter. Now that we are in a bear market, valuations play an important role in stock pricing. Second, is the slowing economy both domestic and abroad. Interest rates were lowered to boost economic growth, which has not worked and is confusing most economists. Third, is the potential for a war with Iraq. All of these factors together kept many investors on the sidelines and drove the market lower.

Corporate scandals from Enron to Martha Stewart kept investors in the sell mode. In addition, some of the biggest companies in America filed for bankruptcy protection, and hundreds of thousands of workers were laid off. There was a flight to bonds, and yields fell to the lowest levels in over 40 years. Investors just did not know which way to turn. If the market ends lower this year, then we will have not seen a bear market like this since the 1930's and 40's. At the end of those bear markets, the stock market had some wonderful runs to the upside over the following four to five years. From July 1932 to March 1937 the stock market went from 41.22 to 194.40 for a 371.6 percent up move, and from June 1940 to May 1946 it went from 111.84 to 212.50 for a 90 percent move. Right now, the odds are favoring the long-term investor. So, investors need to determine if they are in the stock market for the short- or long-term.

INVESTMENT HIGHLIGHTS

The Bonnel Growth Fund is earnings driven, which continues to be difficult this year. In a recessionary environment, very few companies fit our strict investment model. In September, the fund went to a 100-percent cash position, which caused the NAV to not move for weeks. We considered this to be a very aggressive position given the action in the market. As our fiscal year ended, we saw some issues that looked as though they were

 BONNEL GROWTH FUND

extremely oversold and undervalued. We purchased issues such as The Charles Schwab Corporation,(1) Intel Corporation,(2) Cisco Systems, Inc.,(3) Ford Motor Co.(4) and Corning, Inc.(5) As a result, the fund was almost fully invested by its October 31, 2002, year end.

Even with the down turn in the economy, some of the healthcare companies were able to turn in good results. American Healthways, Inc.,(6) Forest Laboratories, Inc.(7) and Johnson & Johnson(8) were able to grow, and with the aging demographics in this industry, healthcare might be the leader for this entire decade. Only time will tell. Hopefully, the lows established in October will be the lows for this bear market, but if conditions do not get better we will have to take a more defensive position.

CURRENT OUTLOOK

Most economists are wondering if we will experience a double-dip recession. This could happen, which would result in new lows for the market. However, as you may have noticed while reading this report, there is a bearish tone. What we are hoping is that investors take the contrary view. We would much rather be in a bull market than a bear market. Since all bear markets come to an end and this one has lasted for quite a few years, we believe it is nearing an end. We are continuing to search for the best growth issues we can find, and hopefully, in a few years from now, we will look back on these times as having presented a wonderful buying opportunity.


(1) This security comprised 1.16% of the fund's total net assets as of 10/31/02.

(2) This security comprised 3.28% of the fund's total net assets as of 10/31/02.

(3) This security comprised 2.82% of the fund's total net assets as of 10/31/02.

(4) This security comprised 2.14% of the fund's total net assets as of 10/31/02.

(5) This security comprised 0.94% of the fund's total net assets as of 10/31/02.

(6) This security comprised 0.50% of the fund's total net assets as of 10/31/02.

(7) This security comprised 1.24% of the fund's total net assets as of 10/31/02.

(8) This security comprised 2.22% of the fund's total net assets as of 10/31/02.

 BONNEL GROWTH FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS       October 31, 2002

   NVIDIA CORPORATION                                       3.75%
     ELECTRONICS & COMPONENTS
-------------------------------------------------------------------
   INTEL CORPORATION                                        3.27%
     ELECTRONICS & COMPONENTS
-------------------------------------------------------------------
   DIAMONDS TRUST                                           3.16%
     INVESTMENT TRUSTS
-------------------------------------------------------------------
   NASDAQ-100 INDEX SHARES                                  3.09%
     INVESTMENT TRUSTS
-------------------------------------------------------------------
   FAIRCHILD SEMICONDUCTOR INTERNATIONAL CORPORATION        3.00%
     ELECTRONICS & COMPONENTS
-------------------------------------------------------------------
   ALTERA CORPORATION                                       2.95%
     ELECTRONICS & COMPONENTS
-------------------------------------------------------------------
   NETWORK APPLIANCE, INC.                                  2.82%
     COMPUTER SOFTWARE & HARDWARE
-------------------------------------------------------------------
   CISCO SYSTEMS, INC.                                      2.82%
     COMPUTERS & DATA PROCESSING
-------------------------------------------------------------------
   COMPUTER ASSOCIATES INTERNATIONAL, INC.                  2.81%
     COMPUTER SOFTWARE & HARDWARE
-------------------------------------------------------------------
   BEA SYSTEMS, INC.                                        2.55%
     E-COMMERCE

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS        October 31, 2002

   ELECTRONICS & COMPONENTS                                22.56%
   COMPUTER SOFTWARE & HARDWARE                            19.10%
   HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES                7.00%
   MANUFACTURING                                            6.48%
   INVESTMENT TRUSTS                                        6.26%

  MEGATRENDS FUND

FUND MANAGER'S PERSPECTIVE
A Message from Dr. Stephen Leeb

INTRODUCTION

The goal of the MegaTrends Fund is to seek long-term capital appreciation consistent with capital preservation. The fund is currently diversified amongst five industry groups: healthcare, energy, financial services, technology and consumer franchises. Within these sectors, we are buying growth at reasonable prices by selecting stocks whose projected earnings growth relative to their price-earning (P/E) ratio is substantially higher than that of our benchmark, the S&P 500 Stock Index (S&P 500).

On November 27, 2002, the fund changed its investment strategy to a selection of large capitalization equities with growth potential at a reasonable price. Previously, the fund had a flexible investment strategy able to invest in growth and value stocks, bonds, and money market instruments.

PERFORMANCE

 MEGATRENDS FUND

[GRAPHIC: Performance chart plotted from data points shown below.]

                                            LIPPER FLEXIBLE
                          MEGATRENDS           PORTFOLIO              S&P 500
   DATE                      FUND             FUNDS INDEX           STOCK INDEX
 --------                 ----------           ----------           ----------
 10/31/92                 $10,000.00           $10,000.00           $10,000.00
 11/30/92                  10,140.32            10,220.49            10,339.57
 12/31/92                  10,169.68            10,364.67            10,466.41
 01/29/93                  10,216.85            10,538.30            10,553.83
 02/26/93                  10,235.71            10,563.53            10,697.62
 03/31/93                  10,301.75            10,785.82            10,923.19
 04/30/93                  10,207.41            10,675.28            10,659.17
 05/28/93                  10,292.32            10,891.56            10,943.60
 06/30/93                  10,348.92            10,975.07            10,975.54
 07/30/93                  10,348.92            11,016.52            10,931.35
 08/31/93                  10,463.48            11,391.41            11,345.20
 09/30/93                  10,473.03            11,434.06            11,258.20
 10/29/93                  10,444.39            11,599.88            11,490.93
 11/30/93                  10,348.92            11,439.47            11,381.40
 12/31/93                  10,461.48            11,683.99            11,519.00
 01/31/94                  10,724.72            12,002.40            11,910.25
 02/28/94                  10,539.48            11,739.86            11,587.27
 03/31/94                  10,451.73            11,269.45            11,083.07
 04/29/94                  10,295.73            11,313.91            11,225.06
 05/31/94                  10,402.98            11,353.56            11,408.56
 06/30/94                  10,193.36            11,115.05            11,129.38
 07/29/94                  10,272.61            11,379.39            11,494.57
 08/31/94                  10,401.39            11,702.01            11,964.75
 09/30/94                  10,302.33            11,498.35            11,672.41
 10/31/94                  10,332.05            11,581.26            11,934.27
 11/30/94                  10,015.05            11,303.09            11,500.18
 12/30/94                  10,138.88            11,371.58            11,670.54
 01/31/95                  10,209.57            11,461.10            11,972.98
 02/28/95                  10,512.52            11,794.53            12,439.13
 03/31/95                  10,684.20            12,043.86            12,805.60
 04/28/95                  10,926.56            12,269.75            13,182.40
 05/31/95                  11,280.01            12,659.66            13,708.48
 06/30/95                  11,436.53            12,919.80            14,026.33
 07/31/95                  11,559.40            13,255.63            14,491.27
 08/31/95                  11,590.11            13,367.98            14,527.44
 09/29/95                  11,712.97            13,612.50            15,140.18
 10/31/95                  11,753.93            13,512.17            15,086.09
 11/30/95                  12,183.95            13,906.88            15,747.59
 12/29/95                  12,594.21            14,054.67            16,050.93
 01/31/96                  12,804.29            14,326.82            16,596.59
 02/29/96                  12,846.31            14,401.32            16,750.99
 03/29/96                  12,835.80            14,503.45            16,912.27
 04/30/96                  13,129.91            14,721.54            17,161.38
 05/31/96                  13,382.01            14,908.38            17,603.22
 06/28/96                  13,392.30            14,885.55            17,670.33
 07/31/96                  12,643.66            14,422.95            16,890.08
 08/30/96                  13,012.04            14,672.27            17,246.89
 09/30/96                  13,439.83            15,228.00            18,216.72
 10/31/96                  14,105.29            15,503.15            18,718.96
 11/29/96                  14,711.33            16,254.13            20,132.64
 12/31/96                  14,533.08            16,036.65            19,733.83
 01/31/97                  15,295.43            16,499.25            20,966.04
 02/28/97                  14,980.81            16,475.82            21,130.64
 03/31/97                  14,654.09            15,978.37            20,264.03
 04/30/97                  14,884.01            16,397.72            21,472.69
 05/30/97                  15,900.48            17,094.02            22,779.05
 06/30/97                  16,276.81            17,597.48            23,798.99
 07/31/97                  17,390.17            18,587.56            25,691.59
 08/29/97                  16,821.39            18,003.60            24,253.37
 09/30/97                  17,729.02            18,766.00            25,580.90
 10/31/97                  16,821.39            18,371.28            24,727.53
 11/28/97                  16,881.90            18,704.12            25,871.28
 12/31/97                  16,798.39            18,962.45            26,315.26
 01/30/98                  16,869.21            19,075.22            26,606.05
 02/27/98                  17,804.03            19,999.88            28,523.87
 03/31/98                  18,568.88            20,674.56            29,983.37
 04/30/98                  18,866.33            20,804.27            30,284.87
 05/29/98                  18,101.47            20,596.22            29,765.04
 06/30/98                  18,129.80            20,993.39            30,973.19
 07/31/98                  16,883.38            20,775.55            30,644.21
 08/31/98                  14,390.53            18,735.48            26,218.25
 09/30/98                  15,240.36            19,480.93            27,897.89
 10/30/98                  16,076.04            20,404.21            30,165.11
 11/30/98                  16,670.92            21,241.81            31,992.62
 12/31/98                  17,181.11            22,093.72            33,834.98
 01/29/99                  17,518.32            22,519.68            35,249.31
 02/26/99                  16,877.61            21,899.07            34,153.96
 03/31/99                  17,686.93            22,444.58            35,520.06
 04/30/99                  18,260.19            23,103.63            36,895.55
 05/28/99                  17,939.84            22,698.77            36,025.55
 06/30/99                  18,631.13            23,360.11            38,023.28
 07/30/99                  18,563.69            22,945.57            36,837.16
 08/31/99                  18,647.99            22,736.38            36,654.79
 09/30/99                  17,872.40            22,489.58            35,651.18
 10/29/99                  18,142.17            23,081.41            37,906.24
 11/30/99                  18,513.10            23,332.17            38,676.76
 12/31/99                  20,142.55            24,264.94            40,953.32
 01/31/00                  19,135.42            23,582.16            38,895.97
 02/29/00                  19,303.27            23,788.77            38,160.45
 03/31/00                  21,597.29            24,864.28            41,891.23
 04/28/00                  21,522.68            24,359.15            40,631.35
 05/31/00                  21,970.30            24,008.38            39,799.80
 06/30/00                  21,112.37            24,519.75            40,781.15
 07/31/00                  21,727.84            24,375.09            40,144.14
 08/31/00                  23,425.04            25,530.47            42,636.26
 09/29/00                  23,033.38            24,889.65            40,385.93
 10/31/00                  23,070.68            24,760.23            40,214.63
 11/30/00                  21,872.13            23,705.44            37,046.44
 12/29/00                  23,508.39            24,110.80            37,228.18
 01/31/01                  24,274.75            24,508.63            38,548.21
 02/28/01                  23,384.12            23,158.21            35,035.58
 03/30/01                  22,141.39            22,132.30            32,817.29
 04/30/01                  24,150.47            23,254.40            35,365.51
 05/31/01                  24,295.46            23,417.19            35,602.76
 06/30/01                  23,239.13            23,068.27            34,736.54
 07/31/01                  21,934.26            22,957.54            34,394.46
 08/31/01                  19,904.46            22,096.63            32,243.47
 09/30/01                  17,936.80            20,757.58            29,639.94
 10/31/01                  19,055.26            21,249.53            30,205.47
 11/30/01                  19,635.20            22,173.89            32,521.85
 12/31/01                  20,525.83            22,373.45            32,806.92
 01/31/02                  18,912.45            22,051.27            32,328.43
 02/28/02                  18,240.20            21,760.20            31,704.83
 03/31/02                  19,920.81            22,371.66            32,897.23
 04/30/02                  19,293.38            21,711.69            30,903.47
 05/31/02                  19,024.49            21,585.77            30,677.87
 06/30/02                  16,940.53            20,443.88            28,493.61
 07/31/02                  14,430.82            19,266.31            26,273.96
 08/31/02                  15,237.52            19,410.81            26,444.74
 09/30/02                  14,027.48            18,044.29            23,572.84
 10/31/02                  14,834.17            18,962.74            25,644.89


                                                          For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                    October 31, 2002

                                           TEN YEAR   FIVE YEAR   ONE YEAR

  MegaTrends Fund                            4.02%     (2.48)%    (22.15)%
  ------------------------------------------------------------------------
  S&P 500 Stock Index                        9.88%      0.73%     (15.10)%
  ------------------------------------------------------------------------
  Lipper Flexible Portfolio Funds Index      6.61%      0.64%     (10.76)%


  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Lipper Flexible Portfolio Funds Index is an index that allocates investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

 MEGATRENDS FUND

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The past year, marked with economic recession and accounting scandals, has made its contribution to the history of the capital markets. The decline of the major indices was very significant and seemingly unstoppable. However, throughout the year, we continued to believe that the sell-off was inspired more by fear than by economic events, and that selected stocks became an excellent buying opportunity.

INVESTMENT HIGHLIGHTS

It's a challenge to simultaneously protect investors against inflation and deflation. Government bonds, regarded as the ultimate hedge against deflation, could be disastrous to hold if inflationary pressures emerge. During the inflationary years between 1964 and 1981, the total after-inflation return in these so-called safe harbors was minus 50 percent. As a result, we did not hold any government bonds as a deflation hedge.

Any stock that can grow faster than inflation and is not overvalued is, by definition, inflation insurance. More direct inflation insurance is found in our energy holdings that range from fairly leveraged drillers such as Noble Drilling Corp.(1) to high quality merchant energy companies such as Duke Energy Corporation.(2)

Our healthcare picks range from testing companies such as Quest Diagnostics, Inc.(3) to distributors like Cardinal Health, Inc.(4) and pharmaceutical manufacturers such as Pharmacia Corporation.(5) Our financial picks are worldwide market leaders such as Citigroup, Inc.(6) and AFLAC, Inc.,(7) which continue to offer strong fundamentals. Finally, our franchise picks are AOL Time Warner, Inc.,(8) consisting of the best collection of media assets in the world and Tiffany & Co.,(9) which is relatively and nominally cheaper today than it has been in more than a decade. Each franchise has a unique brand and a strong market position.

CURRENT OUTLOOK

The last quarter marks the end of one of the worst bear markets in the past hundred years. We cannot promise that stocks have hit bottom, but evidence that we are there or close to it is as compelling as it gets.

Productivity, profits, and valuations are pointing to better times. During the past several quarters, despite lackluster employment trends, economic output has grown. This means productivity has increased, which translates into rising profits. Rising profits are why capital expenditures, even on

 MEGATRENDS FUND

tech, have begun to pick up. Rising capital expenditures will add fuel to the consumer-led economy while rising profits will boost new hiring, helping to sustain consumer spending.

Rising profits are coming with some measures of market valuations close to historical lows. For instance, the Federal Reserve measures market value by comparing 10-year bond yields with the earnings yield of the S&P 500. According to this model, stocks are at an all-time low.

The combination of rising profits and ultra-low valuations is a powerful argument for stocks. Perhaps even more powerful is that policy makers are pulling out all the stops to keep the economy afloat and get stocks going again. The government budget has swung from big surpluses to big deficits. Short-term interest rates are at levels that make money almost free for any bank wanting to make a loan. In other words, betting against stocks is betting against the full force of our economic policy levers.

Just as stocks and the economy nearly locked themselves into a vicious circle over the past two years, with weak stocks leading to a weaker economy, so would a stronger market lead to a virtuous circle. Stronger stocks would not only bolster consumer confidence, but business confidence as well. They would also narrow the spreads between corporate and government bonds. Thus, even if interest rates on government bonds rose, corporate rates might fall. Clearly, there is tremendous potential for a sustained and powerful advance in the stock market.

There are also some potential problems. If stocks fail to respond to rising profits and low valuations, we could still end up in a deflationary spiral. Although, more probable is that rising energy prices will translate into inflationary pressures and eventually short-circuit the rally. Our guess is that the virtuous circle could last for about 12 months before rising energy prices and inflation become factors.

In conclusion, the fund is well positioned to take advantage of market gains, and at the same time, partially hedged against deflation and protected against inflation.


(1) This security comprised 4.45% of the fund's total net assets as of 10/31/02.

(2) This security comprised 1.94% of the fund's total net assets as of 10/31/02.

(3) This security comprised 3.52% of the fund's total net assets as of 10/31/02.

(4) This security comprised 6.36% of the fund's total net assets as of 10/31/02.

(5) This security comprised 5.13% of the fund's total net assets as of 10/31/02.

(6) This security comprised 4.34% of the fund's total net assets as of 10/31/02.

(7) This security comprised 3.35% of the fund's total net assets as of 10/31/02.

(8) This security comprised 4.06% of the fund's total net assets as of 10/31/02.

(9) This security comprised 3.61% of the fund's total net assets as of 10/31/02.

 MEGATRENDS FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS       October 31, 2002

   APEX SILVER MINES LTD.                                   8.62%
     METAL MINING
-------------------------------------------------------------------
   APACHE CORP.                                             6.53%
     OIL & GAS EXTRACTION & SERVICES
-------------------------------------------------------------------
   CARDINAL HEALTH, INC.                                    6.33%
     HEALTHCARE
-------------------------------------------------------------------
   HARMAN INTERNATIONAL INDUSTRIES, INC.                    5.12%
     RETAIL
-------------------------------------------------------------------
   PHARMACIA CORPORATION                                    5.11%
     PHARMACEUTICALS
-------------------------------------------------------------------
   NABORS INDUSTRIES, INC.                                  4.80%
     OIL & GAS EXTRACTION & SERVICES
-------------------------------------------------------------------
   HCC INSURANCE HOLDINGS, INC.                             4.49%
     INSURANCE
-------------------------------------------------------------------
   NOBLE DRILLING CORP.                                     4.44%
     OIL & GAS EXTRACTION & SERVICES
-------------------------------------------------------------------
   CITIGROUP, INC.                                          4.33%
     FINANCIAL SERVICES
-------------------------------------------------------------------
   WELLS FARGO & COMPANY                                    4.16%
     FINANCIAL SERVICES


 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS        October 31, 2002

   OIL & GAS EXTRACTION & SERVICES                         20.55%
   METAL MINING                                            13.13%
   FINANCIAL SERVICES                                      11.73%
   RETAIL                                                  10.84%
   HEALTHCARE                                               9.84%

 EASTERN EUROPEAN FUND

FUND MANAGER'S PERSPECTIVE
 A Message from Stefan Bottcher and Andrew Wiles

INTRODUCTION

The investment objective of the Eastern European Fund is to achieve long-term capital growth by investing in a diversified portfolio of the equity securities of companies located in the emerging markets of Eastern Europe. The fund will focus its investments in companies located in the Eastern European Region, namely Albania, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, the Slovak Republic, Slovenia and Ukraine. While the fund may invest in companies of any size, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry.

PERFORMANCE

 EASTERN EUROPEAN FUND

[GRAPHIC: Performance chart plotted from data points shown below.]

                                                    MORGAN STANLEY
                                                    CAPITAL EMERG-   ING BARINGS
                                                     ING MARKETS      EMERGING
                                                   EASTERN EUROPEAN   MARKETS -
                      EASTERN                      INDEX (RUSSIA AT   EASTERN
                      EUROPEAN         S&P 500      30% MARKET CAP    EUROPEAN
   DATE                FUND          STOCK INDEX      WEIGHTED)        INDEX
 --------            ----------      ----------      ----------      ----------
 03/31/97            $10,000.00      $10,000.00      $10,000.00      $10,000.00
 04/30/97             10,360.00       10,596.46       10,083.67        9,846.73
 05/30/97             10,440.00       11,241.13       10,275.93        9,895.78
 06/30/97             11,190.00       11,744.45       11,255.04       10,834.18
 07/31/97             11,950.00       12,678.42       12,429.98       11,704.23
 08/29/97             11,750.00       11,968.68       12,215.76       11,786.07
 09/30/97             12,480.00       12,623.79       12,762.88       12,450.21
 10/31/97             11,190.00       12,202.67       11,279.37       11,006.76
 11/28/97             10,190.00       12,767.09        9,425.59        9,534.40
 12/31/97             11,237.00       12,986.19       10,782.70       10,982.43
 01/30/98             10,272.11       13,129.69        8,797.18        9,174.51
 02/27/98             11,166.64       14,076.11       10,327.56       10,589.31
 03/31/98             11,508.38       14,796.35       10,846.78       11,198.86
 04/30/98             11,860.16       14,945.14       11,022.43       11,265.22
 05/29/98              9,960.53       14,688.61        7,991.34        8,971.00
 06/30/98              9,819.81       15,284.81        7,622.83        8,856.68
 07/31/98             10,453.02       15,122.47        8,173.51        9,565.14
 08/31/98              7,447.78       12,938.32        4,724.66        5,849.08
 09/30/98              7,266.86       13,767.20        4,445.17        5,683.00
 10/30/98              8,060.89       14,886.04        5,179.80        6,587.32
 11/30/98              8,070.94       15,787.88        5,442.68        6,881.66
 12/31/98              8,392.57       16,697.06        5,568.48        7,176.11
 01/29/99              8,663.95       17,395.01        5,792.78        7,504.43
 02/26/99              7,890.02       16,854.48        5,046.88        6,454.29
 03/31/99              8,261.91       17,528.62        5,313.32        6,883.58
 04/30/99              8,925.27       18,207.41        5,796.34        7,538.26
 05/28/99              9,126.29       17,778.07        6,175.53        8,089.74
 06/30/99              9,679.10       18,763.92        6,659.74        8,469.28
 07/30/99             10,050.98       18,178.59        6,995.61        9,069.89
 08/31/99              9,809.76       18,088.60        6,692.38        8,665.79
 09/30/99              8,462.93       17,593.33        5,774.98        7,563.79
 10/29/99              8,704.15       18,706.17        5,961.90        7,831.11
 11/30/99              9,025.78       19,086.41        6,203.42        8,066.47
 12/31/99             10,885.22       20,209.86        7,354.62        9,689.91
 01/31/00             11,387.76       19,194.58        7,996.08       10,082.66
 02/29/00             11,940.57       18,831.62        8,781.75       11,096.55
 03/31/00             13,217.04       20,672.70        9,319.96       11,605.58
 04/28/00             11,427.97       20,050.97        8,199.03       10,119.09
 05/31/00             10,633.94       19,640.61        7,809.16        9,796.00
 06/30/00              9,930.37       20,124.89        7,428.79        9,484.71
 07/31/00              9,980.63       19,810.54        7,543.32        9,548.82
 08/31/00             10,372.62       21,040.36        7,527.89        9,393.22
 09/29/00              9,267.01       19,929.86        6,654.40        8,338.22
 10/31/00              8,864.97       19,845.32        6,205.20        7,812.61
 11/30/00              7,759.36       18,281.87        5,465.23        6,853.15
 12/29/00              8,553.39       18,371.56        6,490.62        8,214.23
 01/31/01              9,256.96       19,022.97        6,888.80        8,646.28
 02/28/01              8,613.69       17,289.54        6,063.38        7,566.46
 03/30/01              8,442.83       16,194.85        5,671.14        7,016.77
 04/30/01              8,824.76       17,452.35        5,986.23        7,359.62
 05/31/01              9,297.16       17,569.43        6,583.19        7,804.77
 06/30/01              9,568.54       17,141.97        6,196.89        7,290.14
 07/31/01              9,166.50       16,973.16        5,684.19        6,721.16
 08/31/01              9,065.99       15,911.67        5,696.06        6,623.81
 09/30/01              8,372.47       14,626.87        5,134.70        6,022.11
 10/31/01              9,267.01       14,905.95        5,857.46        7,041.19
 11/30/01              9,839.91       16,049.05        7,486.66
 12/31/01             10,211.80       16,189.73        7,809.51
 01/31/02             11,066.13       15,953.60        8,581.33
 02/28/02             10,935.47       15,645.86        8,089.39
 03/31/02             11,920.47       16,234.29        8,622.36
 04/30/02             12,875.31       15,250.40        9,334.93
 05/31/02             13,066.28       15,139.08        9,454.05
 06/30/02             12,272.25       14,061.17        8,513.89
 07/31/02             11,518.43       12,965.81        7,906.68
 08/31/02             12,121.49       13,050.09        8,297.70
 09/30/02             11,970.72       11,632.85        8,201.80
 10/31/02             12,794.90       12,655.37        8,602.50



                                                           For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                     October 31, 2002

                                           INCEPTION   FIVE YEAR   ONE YEAR
  Eastern European Fund
    (Inception 3/31/97)                      4.51%       2.72%      38.07%
  -------------------------------------------------------------------------
  S&P 500 Stock Index                        4.30%       0.73%     (15.10)%
  -------------------------------------------------------------------------
  Morgan Stanley Capital Emerging Markets
  Eastern European Index
  (Russia at 30% market cap weighted)       (2.66)%     (4.81)%     22.17%

  * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital Emerging Markets Eastern European Index (Russia at 30% market cap weighted) is a capitalization-weighted index that monitors the performance of emerging market stocks from all the countries that make up the Eastern European region. The ING Barings Emerging Markets - Eastern European Index, which was previously used for comparison, is no longer available. This index was comprised of individual companies representative of the Eastern European markets.

 EASTERN EUROPEAN FUND

THE YEAR IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

Eastern European markets have been stellar performers throughout the year with the average growth rate across the fund's three key Eastern European markets above 20 percent. Hungary and the Czech Republic have been particularly strong as Poland has struggled to overcome the shackles of recession.

Russia has been the exceptional market over the reporting period, dramatically outperforming world markets to be up 50.2 percent [Credit Suisse First Boston Russian Ordinary Share Index (CSFB ROS)], compared with countries such as Germany and the United Kingdom, which are down 37.1 percent [the German Stock Index (DAX)] and 25.5 percent (FTSE 100 Index), respectively.

Russia's fundamental performance has continued to strengthen, and Russia is now enjoying an unparalleled period of growth and political security post the Communist era. Russia is expected to enjoy GDP growth in excess of 4 percent this year. Another budget surplus is forecast for 2003, industrial production figures are growing and the domestic consumer sector is healthy. The main barrier-to-entry for Russia continues to be global risk aversion, which is exacerbated by external pressures--growing uncertainty of a U.S. economic recovery, worries over Brazil's debt burden and tensions surrounding Iraq. A turnaround in global sentiment should lead to a narrowing of Russian risk spreads and, therefore, further appreciation in the Russian equity market.

A major positive development for the Eastern European markets was the 'yes' vote at the recent Irish referendum on European Union (EU) enlargement that was seen as a key test for the smooth progression of the accession process. EU enlargement developments should now move forward rapidly as the 2004 election deadline looms. Poland, Hungary and the Czech Republic are all expected to be in this first wave of enlargement and should, as a result, undergo a dramatic rerating.

INVESTMENT HIGHLIGHTS

We are pleased to report that the Eastern European Fund has appreciated strongly over the reporting period, recording a 38.07 percent increase compared to the fund's benchmark, the Morgan Stanley Capital Emerging Markets Eastern European Index (Russia at 30 percent market cap weighted) that recorded a 22.17 percent increase over the same period (October 31, 2001, to October 31, 2002).

We have continued to be overweight on Russian oil and gas stocks where valuations are still very attractive and output continues to increase. One

 EASTERN EUROPEAN FUND

major portfolio development in the oil and gas sector was the significant increase in the fund's exposure to Lukoil Holdings(1) -- Russia's largest vertically integrated producer, which appreciated by 48.9 percent over the reporting period. Another top performing oil stock for the portfolio has been Sibneft(2) -- Russia's sixth largest oil company, which has appreciated by 169.5 percent.

Russian investments across other sectors have included the telecom stocks VimpelCom(3) -- (Russia's second largest cellular operator) up 42.4 percent, and Mobile Telesystems(4) -- (Russia's largest cellular operator) favoring 15.5 percent, along with the all-Russia savings bank, Sberbank RF,(5) that has appreciated by an astonishing 459.9 percent.

We have remained underweight on Poland as the equity market has struggled to produce any clear signs of the long-awaited economic recovery. The fund's main exposure to Poland throughout the reporting period has been in the financial sector. However, we decided to sell the fund's position in the large Polish bank, Bank Polska Kasa Opieka S.A.,(6) in July, following the financial collapse of the shipyards and concerns that first-half results would not be as positive as the market expected. Bank Polska Kasa Opieka S.A. announced disappointing first-half results, which justified the removal of the stock from the portfolio. On October 31, 2002, we reinvested in Bank Polska Kasa Opieka S.A. as the valuation began to look more compelling.

The portfolio has benefited from its exposure to the financial sector in other key markets with the Czech Bank, Komercni Banka a.s.,(7) appreciating by 102.2 percent(9) and the Hungarian savings bank, OTP Bank Rt.,(8) appreciating by 44.9 percent.(10)

CURRENT OUTLOOK

We remain positive for the region, which should continue to outperform on the basis of strong fundamentals and approaching EU integration. Russia should benefit from high oil prices and its very dynamic reform process.


 (1) This security comprised 8.30% of the fund's total net assets as of 10/31/02.

 (2) This security comprised 4.47% of the fund's total net assets as of 10/31/02.

 (3) This security comprised 4.99% of the fund's total net assets as of 10/31/02.

 (4) This security comprised 3.42% of the fund's total net assets as of 10/31/02.

 (5) This security comprised 9.08% of the fund's total net assets as of 10/31/02.

 (6) This security comprised 1.41% of the fund's total net assets as of 10/31/02.

 (7) This security comprised 7.11% of the fund's total net assets as of 10/31/02.

 (8) This security comprised 4.84% of the fund's total net assets as of 10/31/02.

 (9) Represents appreciation over reporting period of ordinary shares based on local currency. The fund also holds GDR shares.

(10) Represents appreciation over reporting period of GDR shares based on local currency.

 EASTERN EUROPEAN FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENT        October 31, 2002

   SBERBANK RF                                              8.64%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   LUKOIL HOLDINGS                                          7.89%
     OIL & GAS EXTRACTION
   ---------------------------------------------------------------
   KOMERCNI BANKA A.S.                                      6.76%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   YUKOS                                                    6.58%
     OIL & GAS EXTRACTION
   ---------------------------------------------------------------
   LEK PHARMACEUTICAL AND CHEMICAL COMPANY                  4.77%
     PHARMACEUTICALS
   ---------------------------------------------------------------
   VIMPELCOM                                                4.74%
     COMMUNICATIONS
   ---------------------------------------------------------------
   OTP BANK RT.                                             4.60%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   EGIS RT.                                                 4.41%
     PHARMACEUTICALS
   ---------------------------------------------------------------
   UNIFIED ENERGY SYSTEMS                                   4.30%
     ELECTRIC SERVICES & UTILITIES
   ---------------------------------------------------------------
   SURGUTNEFTEGAZ                                           4.26%
     OIL & GAS EXTRACTION


 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS        October 31, 2002

   OIL & GAS EXTRACTION                                    28.72%
   FINANCIAL SERVICES                                      23.34%
   COMMUNICATIONS                                          20.06%
   PHARMACEUTICALS                                         11.75%
   ELECTRIC SERVICES & UTILITIES                            4.30%

BONNEL GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                     October 31, 2002


COMMON STOCKS 97.71%                                  SHARES             VALUE

AIRLINES 3.69%
-------------------------------------------------------------------------------
AMR Corporation                                       350,000       $ 1,652,000*
Continental Airlines, Inc., Class B                   200,000         1,270,000*
                                                                    -----------
                                                                      2,922,000

COMPUTER SOFTWARE & HARDWARE 19.15%
-------------------------------------------------------------------------------
Adaptec, Inc.                                         200,000         1,192,000*
Citrix Systems, Inc.                                  200,000         1,510,000*
Cognizant Technology Solutions Corp., Class A          20,000         1,323,400*
Computer Associates International, Inc.               150,000         2,229,000
Compuware Corporation                                 200,000           970,200*
Infosys Technologies Ltd., Sponsored ADR               20,000         1,431,000
Network Appliance, Inc.                               250,000         2,242,750*
OpticNet, Inc.                                         20,000               200*
Oracle Corporation                                    150,000         1,528,500*
Siebel Systems, Inc.                                  200,000         1,504,000*
Western Digital Corporation                           200,000         1,238,000*
                                                                    -----------
                                                                     15,169,050

COMPUTERS & DATA PROCESSING 3.51%
-------------------------------------------------------------------------------
Cisco Systems, Inc.                                   200,000         2,236,000*
Total System Services, Inc.                            40,000           542,800
                                                                    -----------
                                                                      2,778,800

CONSTRUCTION 1.42%
-------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                  30,000         1,126,200

E-COMMERCE 4.26%
-------------------------------------------------------------------------------
Ariba, Inc.                                           200,000           472,000*
BEA Systems, Inc.                                     250,000         2,022,250*
Priceline.com, Inc.                                   400,000           880,800*
                                                                    -----------
                                                                      3,375,050

ELECTRONICS & COMPONENTS 22.61%
-------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                          200,000         1,228,000*
Altera Corporation                                    200,000         2,344,000*
Applied Micro Circuits Corp.                          300,000         1,170,000*
Fairchild Semiconductor International Corporation,
  Class A                                             200,000         2,380,000*
Flextronics International Ltd.                        175,000         1,463,000*
Genesis Microchip, Inc.                               150,000         1,758,000*
Gentex Corporation                                     20,000           589,600*
Intel Corporation                                     150,000         2,595,000
L-3 Communications Holdings, Inc.                      30,000         1,410,000*
NVIDIA Corporation                                    250,000         2,975,000*
                                                                    -----------
                                                                     17,912,600

BONNEL GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                     October 31, 2002


COMMON STOCKS                                          SHARES             VALUE

FINANCIAL SERVICES 5.44%
-------------------------------------------------------------------------------
AmeriCredit Corp.                                     250,000       $ 1,897,500*
Investment Technology Group, Inc.                      20,000           638,000*
Metris Companies, Inc.                                200,000           570,000
Paychex, Inc.                                          10,000           288,200
The Charles Schwab Corporation                        100,000           918,000
                                                                    -----------
                                                                      4,311,700

FOOD PRODUCTS 0.81%
-------------------------------------------------------------------------------
Fleming Companies, Inc.                               100,000           644,000

HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES 7.01%
-------------------------------------------------------------------------------
American Healthways, Inc.                              20,000           393,000*
Guidant Corporation                                    20,000           591,400*
HEALTHSOUTH Corporation                               300,000         1,305,000*
Johnson & Johnson                                      30,000         1,762,500
Priority Healthcare Corp., Class B                     10,000           242,900*
Stryker Corporation                                    20,000         1,262,000
                                                                    -----------
                                                                      5,556,800

HOSPITALS AND GENERAL SURGICAL 0.61%
-------------------------------------------------------------------------------
Universal Health Services, Inc., Class B               10,000           484,800*

INVESTMENT TRUSTS 6.27%
-------------------------------------------------------------------------------
DIAMONDS Trust, Series 1                               30,000         2,512,500
Nasdaq-100 Index Shares                               100,000         2,455,000*
                                                                    -----------
                                                                      4,967,500

MANUFACTURING 6.50%
-------------------------------------------------------------------------------
Ford Motor Co.                                        200,000         1,692,000
General Electric Co.                                   25,000           631,250
The Shaw Group, Inc.                                  100,000         1,496,000*
Xerox Corporation                                     200,000         1,328,000*
                                                                    -----------
                                                                      5,147,250

OIL & GAS EXTRACTION & SERVICES 1.96%
-------------------------------------------------------------------------------
El Paso Corporation                                   200,000         1,550,000

PHARMACEUTICALS 3.10%
-------------------------------------------------------------------------------
Forest Laboratories, Inc.                              10,000           979,900*
Millipore Corporation                                  20,000           680,200
Pfizer, Inc.                                           25,000           794,250
                                                                    -----------
                                                                      2,454,350

BONNEL GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                     October 31, 2002


COMMON STOCKS
                                                       SHARES             VALUE
RETAIL 2.30%
-------------------------------------------------------------------------------
CDW Computer Centers, Inc.                             20,000       $ 1,060,400*
Tractor Supply Company                                 20,000           759,800*
                                                                    -----------
                                                                      1,820,200

TELECOMMUNICATIONS 5.36%
-------------------------------------------------------------------------------
Amdocs Ltd.                                           169,100         1,180,318*
Andrew Corporation                                    100,000           860,000*
Comverse Technology, Inc.                             200,000         1,458,000*
Corning, Inc.                                         400,000           748,000*
                                                                    -----------
                                                                      4,246,318

TRANSPORTATION 1.41%
-------------------------------------------------------------------------------
Harley-Davidson, Inc.                                  15,000           784,500
Thor Industries, Inc.                                  10,000           334,500
                                                                    -----------
                                                                      1,119,000

UTILITIES 2.30%
-------------------------------------------------------------------------------
Allegheny Energy, Inc.                                100,000           570,000
Calpine Corp.                                         200,000           400,000*
Mirant Corporation                                    400,000           856,000*
                                                                    -----------
                                                                      1,826,000

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                  77,411,618
-------------------------------------------------------------------------------
  (cost $75,191,105)


                                                   PRINCIPAL
REPURCHASE AGREEMENT 2.52%                           AMOUNT

Joint Tri-party Repurchase Agreement,              $2,000,666         2,000,666
  Credit Suisse First Boston, 10/31/02,
  1.89%, due 11/01/02, repurchase price
  $2,000,771, collaterized by U.S.
  Treasury securities held in a joint
  tri-party repurchase account (cost
  $2,000,666)


-------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.23%                                            79,412,284
-------------------------------------------------------------------------------
  (cost $77,191,771)
Other assets and liabilities, net (0.23)%                              (182,560)
                                                                    -----------

NET ASSETS 100%                                                     $79,229,724
                                                                    -----------

*Non-income producing security
See accompanying notes to portfolios of investments.

MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                     October 31, 2002


COMMON STOCKS 96.42%                                   SHARES             VALUE

ELECTRONICS & COMPONENTS 6.19%
------------------------------------------------------------------------------
AstroPower, Inc.                                      15,000       $   119,100*+
Flextronics International Ltd.                        25,000           209,000*
Intel Corporation                                     20,000           346,000
                                                                   -----------
                                                                       674,100

ENERGY 2.76%
------------------------------------------------------------------------------
Duke Energy Corporation                               10,300           211,047
Mirant Corporation                                    20,000            42,800*
Reliant Resources, Inc.                               25,000            47,000*
                                                                   -----------
                                                                       300,847

FINANCIAL SERVICES 11.78%
------------------------------------------------------------------------------
Citigroup, Inc.                                       12,800           472,960
H & R Block, Inc.                                      8,000           355,040
Wells Fargo & Company                                  9,000           454,230
                                                                   -----------
                                                                     1,282,230

HEALTHCARE 9.87%
------------------------------------------------------------------------------
Cardinal Health, Inc.                                 10,000           692,100
Quest Diagnostics, Inc.                                6,000           382,980*
                                                                   -----------
                                                                     1,075,080

INSURANCE 8.07%
------------------------------------------------------------------------------
AFLAC, Inc.                                           12,000           365,280
HCC Insurance Holdings, Inc.                          20,000           490,600
Travelers Property Casualty Corp.                        553             7,383*
Travelers Property Casualty Corp., Class B             1,136            15,359*
                                                                   -----------
                                                                       878,622

MANUFACTURING 0.81%
------------------------------------------------------------------------------
Tyco International Ltd.                                6,100            88,206

MEDIA 4.07%
------------------------------------------------------------------------------
AOL Time Warner, Inc.                                 30,000           442,500*

METAL MINING 13.18%
------------------------------------------------------------------------------
Apex Silver Mines Ltd.                                65,000           942,500*
North American Palladium Ltd.                         58,500           237,510*
Trend Mining Co.                                     242,500            47,287*
Zimbabwe Platinum Mines Ltd.                         250,000           208,106*
                                                                   -----------
                                                                     1,435,403

MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                    October 31, 2002


COMMON STOCKS                                         SHARES             VALUE

OIL & GAS EXTRACTION & SERVICES 20.64%
------------------------------------------------------------------------------
Apache Corp.                                          13,200       $   713,592
Nabors Industries, Inc.                               15,000           524,550*
Noble Drilling Corp.                                  15,000           484,800*
Petro-Canada                                           9,500           267,615
Precision Drilling Corp.                               7,500           256,125*
                                                                   -----------
                                                                     2,246,682

PHARMACEUTICALS 8.17%
------------------------------------------------------------------------------
Elan Corporation plc, ADR                             51,300            89,775*
IMS Health, Inc.                                      16,000           240,640
Pharmacia Corporation                                 13,000           559,000
                                                                   -----------
                                                                       889,415

RETAIL 10.88%
------------------------------------------------------------------------------
Barnes & Noble, Inc.                                  11,000           232,100*
Harman International Industries, Inc.                 10,000           560,000
Tiffany & Co.                                         15,000           392,700
                                                                   -----------
                                                                     1,184,800

------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                 10,497,885
------------------------------------------------------------------------------
  (cost $11,501,546)


                                                     PRINCIPAL
REPURCHASE AGREEMENT 3.97%                            AMOUNT

Joint Tri-party Repurchase Agreement,                $432,308           432,308
  Credit Suisse First Boston, 10/31/02,
  1.89%, due 11/01/02, repurchase price
  $432,331, collaterized by U.S.
  Treasury securities held in a joint
  tri-party repurchase account (cost
  $432,308)

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.39%                                            10,930,193
-------------------------------------------------------------------------------
  (cost $11,933,854)
Other assets and liabilities, net (0.39)%                               (41,973)
                                                                    -----------

NET ASSETS 100%                                                     $10,888,220
                                                                    -----------


ADR - American Depositary Receipt
* Non-income producing security
+ A portion of this security is on loan at October 31, 2002. See accompanying notes to portfolios of investments.

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                     October 31, 2002


COMMON AND PREFERRED STOCKS 90.65%                      SHARES            VALUE

COMMUNICATIONS 18.99%
-------------------------------------------------------------------------------
Cesky Telecom a.s., GDR                                25,193       $  176,351*
Magyar Tavkozlesi Rt., ADR                             18,853          292,787
Mobile Telesystems, Sponsored ADR                       9,082          297,163
Telekomunikacja Polska S.A., GDR                      110,283          374,962*
Stream Communications Network, Inc.                    60,000           76,923*
VimpelCom, Sponsored ADR                               15,382          433,773*
                                                                    ----------
                                                                     1,651,959
ELECTRIC SERVICES & UTILITIES 4.52%
-------------------------------------------------------------------------------
Unified Energy Systems, GDR                            36,067          393,130

FINANCIAL SERVICES 24.56%
-------------------------------------------------------------------------------
Bank Polska Kasa Opieka S.A., GDR                       5,157          122,737
Bank Zachodni WBK S.A.                                 10,279          183,736
Komercni Banka a.s.                                     4,075          257,626
Komercni Banka a.s., Sponsored GDR                     17,175          360,675*
OTP Bank Rt., GDR                                      23,843          420,829
Sberbank RF                                             4,156          789,993
                                                                    ----------
                                                                     2,135,596
METAL MINING 0.00%
-------------------------------------------------------------------------------
Ashurst Technology Ltd., Units                         93,470                0*

OIL & GAS EXTRACTION 30.22%
-------------------------------------------------------------------------------
Lukoil Holdings, ADR                                   11,031          721,427
MOL Magyar Olaj-es Gazipari Rt., GDR                   16,302          332,561
Sibneft, Sponsored ADR                                 19,998          388,961
Surgutneftegaz, Sponsored ADR                           7,530          169,425
Surgutneftegaz, Preferred Stock                       977,114          219,851
Unipetrol a.s.                                        184,247          193,290*
YUKOS, ADR                                              4,348          602,198
                                                                    ----------
                                                                     2,627,713
PHARMACEUTICALS 12.36%
-------------------------------------------------------------------------------
EGIS Rt.                                                7,632          403,016
Lek Pharmaceutical and Chemical Company d.d.              983          436,093
Pliva d.d., GDR                                        19,463          235,502
                                                                    ----------
                                                                     1,074,611

-------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                                    7,883,009
-------------------------------------------------------------------------------
  (cost $7,004,413)

EASTERN EUROPEAN FUND

PORTFOLIO OF INVESTMENTS                                     OCTOBER 31, 2002


CORPORATE BONDS 4.39%                               PRINCIPAL
                                                     AMOUNT              VALUE

COMMUNICATIONS 2.11%
------------------------------------------------------------------------------
Netia Holdings B.V., 10.25%, due 11/01/07            $555,000       $  112,370*
Netia Holdings II B.V., 13.50%, due 06/15/09          347,000           71,135*
                                                                    ----------
                                                                       183,505

MEDIA 2.28%
------------------------------------------------------------------------------
Central European Media Enterprises, Ltd., 8.125%,
  due 08/15/04                                        214,000           85,371
Central European Media Enterprises, Ltd., 9.375%,
  due 08/15/04                                        141,000          112,800
                                                                    ----------
                                                                       198,171

------------------------------------------------------------------------------
TOTAL CORPORATE BONDS                                                  381,676
------------------------------------------------------------------------------
  (cost $361,209)

------------------------------------------------------------------------------
TOTAL SECURITIES                                                     8,264,685
------------------------------------------------------------------------------

REPURCHASE AGREEMENT 10.17%

Joint Tri-party Repurchase Agreement,                 883,864          883,864
  Credit Suisse First Boston, 10/31/02,
  1.89%, due 11/01/02, repurchase price
  $883,910, collaterized by U.S.
  Treasury securities held in a joint
  tri-party repurchase account (cost
  $883,864)

------------------------------------------------------------------------------
TOTAL INVESTMENTS 105.21%                                            9,148,549
------------------------------------------------------------------------------
  (cost $8,249,486)
Other assets and liabilities, net (5.21)%                             (452,721)
                                                                    ----------

NET ASSETS 100%                                                     $8,695,828
                                                                    ----------

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
* Non-income producing security
See accompanying notes to portfolio of investments.

  NOTES TO PORTFOLIOS OF INVESTMENTS                           October 31, 2002

GLOBAL PORTFOLIO SECURITIES BY COUNTRY

                                                                PERCENTAGE OF
COUNTRY                                           VALUE       TOTAL INVESTMENTS

EASTERN EUROPEAN FUND
-------------------------------------------------------------------------------
Russia                                          $4,015,921             43.90%
Hungary                                          1,449,193             15.84
Czech Republic                                     987,942             10.80
United States                                      883,864              9.66
Poland                                             864,940              9.45
Other                                              946,689             10.35
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                               $9,148,549            100.00%
-------------------------------------------------------------------------------


JOINT TRI-PARTY REPURCHASE AGREEMENT (SEE ALSO NOTE 1 TO FINANCIAL STATEMENTS.)

The terms of the repurchase agreement at October 31, 2002 were:

Credit Suisse First Boston repurchase agreement, 10/31/02, 1.89%, due 11/01/02:
  Total principal amount: $49,741,417; Total repurchase value: $49,744,028

    Collateral:
    $42,355,000 U.S. Treasury Note/Bond, 6.50%, 02/15/10
      (Total collateral market value of $50,740,465)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agreement. Each owns an undivided interest in the account.

  STATEMENTS OF ASSETS AND LIABILITIES                    October 31, 2002


                               BONNEL GROWTH    MEGATRENDS        EASTERN
                                   FUND            FUND        EUROPEAN FUND

Investments, at identified
 cost                          $ 77,191,771    $11,933,854      $8,249,486
                               ============    ===========      ==========
ASSETS
--------------------------------------------------------------------------
Investments, at value:
 Securities                    $ 77,411,618    $10,497,885      $8,264,685
 Repurchase agreements            2,000,666        432,308         883,864
Cash                                724,109              1              --
Receivables:
 Investments sold                       161         51,856              --
 Dividends                           25,576          5,776          24,143
 Interest                               106             23           4,690
 Capital shares sold                  1,712            124          69,106
 Variation margin on forward
  foreign currency contracts             --             --           2,311
Other assets                          2,127          1,619           1,601
--------------------------------------------------------------------------
TOTAL ASSETS                     80,166,075     10,989,592       9,250,400
--------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------
Payables:
 Investments purchased              724,270         47,525         500,410
 Capital shares redeemed             25,366          1,301              --
 Adviser and affiliates              83,285         11,508          10,203
 Accounts payable and
  accrued expenses                  103,430         41,038          42,441
 Unrealized depreciation on
  forward foreign currency
  contracts                              --             --           1,518
--------------------------------------------------------------------------
TOTAL LIABILITIES                   936,351        101,372         554,572
--------------------------------------------------------------------------

NET ASSETS                     $ 79,229,724    $10,888,220      $8,695,828
                               ============    ===========      ==========

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------
Paid-in capital                $139,571,838    $14,333,757      $8,644,976
Accumulated net investment
 income (loss)                           --       (318,442)          1,518
Accumulated net realized
 loss on investments
 and foreign currencies         (62,562,627)    (2,123,434)       (848,248)
Net unrealized appreciation
 (depreciation) of
 investments and other
 assets and liabilities
 denominated in foreign
 currencies                       2,220,513     (1,003,661)        897,582
                                -----------    -----------      ----------
Net assets applicable to
 capital shares outstanding    $ 79,229,724    $10,888,220      $8,695,828
                               ============    ===========      ==========
 Capital shares outstanding;
  an unlimited number of no
  par shares authorized           6,835,965      1,644,579         682,891
                               ============    ===========      ==========

NET ASSET VALUE,
 PUBLIC OFFERING PRICE,
 REDEMPTION PRICE,
 PER SHARE                     $      11.59    $      6.62      $    12.73
                               ============    ===========      ==========

See accompanying notes to financial statements.

                                                              For the Year Ended
  STATEMENTS OF OPERATIONS                                     October 31, 2002


                                 BONNEL GROWTH   MEGATRENDS      EASTERN
                                     FUND           FUND      EUROPEAN FUND
NET INVESTMENT LOSS

INCOME:
---------------------------------------------------------------------------
 Dividends                       $   341,806    $   101,575    $  144,706
 Foreign taxes withheld on
   dividends                          (1,020)            --       (25,659)
                                 -----------    -----------    ----------
  Net dividends                      340,786        101,575       119,047
 Securities lending                   19,561          2,690             5
 Interest and other                  302,553          8,064        26,041
                                 -----------    -----------    ----------
  TOTAL INCOME                       662,900        112,329       145,093

EXPENSES:
---------------------------------------------------------------------------
 Management fees                     962,115        129,215        97,101
 Transfer agent fees and
  expenses                           224,288         30,997        22,687
 Accounting service fees and
  expenses                            45,229         40,000        40,000
 Professional fees                   118,093         38,766        39,373
 Distribution plan expenses          161,522         18,863        19,420
 Custodian fees                       50,402         18,744        62,816
 Shareholder reporting
  expenses                            71,017         11,898         9,880
 Registration fees                    24,517         12,990        22,302
 Trustees' fees and expenses          25,118         25,118        25,115
 Interest expense                        164             20           764
 Miscellaneous expenses               34,567         22,542        21,640
                                 -----------    -----------    ----------
  Total expenses before
    reductions                     1,717,032        349,153       361,098
 Expenses offset                      (1,779)          (177)       (1,159)
                                 -----------    -----------    ----------
  NET EXPENSES                     1,715,253        348,976       359,939
---------------------------------------------------------------------------
NET INVESTMENT LOSS               (1,052,353)      (236,647)     (214,846)
---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from:
  Securities                         (870,222)    (2,041,248)      388,649
  Foreign currency
    transactions                           --             --        (5,771)
                                  -----------    -----------    ----------
  NET REALIZED GAIN (LOSS)           (870,222)    (2,041,248)      382,878
                                  -----------    -----------    ----------
 Net change in unrealized
 appreciation (depreciation)
 of:
 Investments                      (6,933,084)      (787,489)    1,127,168
 Other assets and
  liabilities denominated in
  foreign currencies                      --             --        (1,481)
                                  -----------    -----------    ----------
  NET UNREALIZED APPRECIATION
   (DEPRECIATION)                  (6,933,084)      (787,489)    1,125,687
                                  -----------    -----------    ----------
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS        (7,803,306)    (2,828,737)    1,508,565
---------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                  $(8,855,659)   $(3,065,384)   $1,293,719
                                 ===========    ===========    ==========

See accompanying notes to financial statements.

  STATEMENTS OF CHANGES IN NET ASSETS

                                                               BONNEL GROWTH FUND
                                                     ---------------------------------------
                                                        YEAR ENDED             YEAR ENDED
                                                     OCTOBER 31, 2002       OCTOBER 31, 2001
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
--------------------------------------------------------------------------------------------
    Net investment loss                               $ (1,052,353)          $  (1,024,457)
    Net realized gain (loss)                              (870,222)            (59,639,691)
    Net unrealized appreciation (depreciation)          (6,933,084)            (21,745,005)
                                                      ------------           -------------
        NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                       (8,855,659)            (82,409,153)

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------
    From net capital gains                                      --             (47,058,360)
                                                      ------------           -------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     --             (47,058,360)

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------
    Proceeds from shares sold                           14,902,481              44,456,639
    Distributions reinvested                                    --              44,801,840
    Paid-in capital portion of short-term trading
      fee                                                    8,058                  24,497
                                                      ------------           -------------
                                                        14,910,539              89,282,976
    Cost of shares redeemed                            (27,315,890)            (71,605,332)
                                                      ------------           -------------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS                (12,405,351)             17,677,644

--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  (21,261,010)           (111,789,869)
--------------------------------------------------------------------------------------------
NET ASSETS

Beginning of year                                      100,490,734             212,280,603

--------------------------------------------------------------------------------------------
END OF YEAR                                           $ 79,229,724           $ 100,490,734
--------------------------------------------------------------------------------------------

Accumulated net investment income (loss), end of
  year                                                $         --           $          --
                                                      ============           =============

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
    Shares sold                                          1,132,656               2,487,324
    Shares reinvested                                           --               2,314,145
    Shares redeemed                                     (2,073,412)             (4,343,031)
                                                      ------------           -------------
        NET SHARE ACTIVITY                                (940,756)                458,438
                                                      ============           =============

See accompanying notes to financial statements.

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              EASTERN
                                                                  MEGATRENDS FUND                          EUROPEAN FUND
                                                     ---------------------------------------   -------------------------------------
                                                        YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                     OCTOBER 31, 2002     OCTOBER 31, 2001     OCTOBER 31, 2002     OCTOBER 31, 2001
INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Net investment loss                                $  (236,647)         $  (214,586)         $  (214,846)         $  (155,523)
    Net realized gain (loss)                            (2,041,248)           1,313,071              382,878             (556,384)
    Net unrealized appreciation (depreciation)            (787,489)          (4,252,217)           1,125,687              858,867
                                                       -----------          -----------          -----------          -----------
        NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                       (3,065,384)          (3,153,732)           1,293,719              146,960

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
    From net capital gains                              (1,152,661)          (1,699,185)                  --                   --
                                                       -----------          -----------          -----------          -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (1,152,661)          (1,699,185)                  --                   --

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                            1,134,195            2,569,257           20,866,771              683,789
    Distributions reinvested                             1,123,086            1,617,116                   --                   --
    Paid-in capital portion of short-term trading
      fee                                                      305                1,829              254,388                1,856
                                                       -----------          -----------          -----------          -----------
                                                         2,257,586            4,188,202           21,121,159              685,645
    Cost of shares redeemed                             (1,383,527)          (2,879,160)         (17,480,726)          (1,116,694)
                                                       -----------          -----------          -----------          -----------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS                    874,059            1,309,042            3,640,433             (431,049)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   (3,343,986)          (3,543,875)           4,934,152             (284,089)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS

Beginning of year                                       14,232,206           17,776,081            3,761,676            4,045,765

------------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                            $10,888,220          $14,232,206           $8,695,828           $3,761,676
------------------------------------------------------------------------------------------------------------------------------------

Accumulated net investment income (loss), end of
  year                                                 $  (318,442)         $   (71,736)         $     1,518          $        --
                                                       ===========          ===========          ===========          ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                            148,510              236,256            1,765,431               77,081
    Shares reinvested                                      122,608              149,595                   --                   --
    Shares redeemed                                       (172,981)            (275,973)          (1,490,647)            (127,700)
                                                       -----------          -----------          -----------          -----------
        NET SHARE ACTIVITY                                  98,137              109,878              274,784              (50,619)
                                                       ===========          ===========          ===========          ===========

See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS                                October 31, 2002


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Accolade Funds (Trust), consisting of three separate funds (funds), is organized as a Massachusetts business trust. Each fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Bonnel Growth and MegaTrends Funds are diversified; Eastern European Fund is non-diversified.

 The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

 Effective June 5, 2002, the Regent Eastern European Fund was renamed Eastern European Fund.

 A. SECURITY VALUATIONS
 The funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

 Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the board of trustees.

 For securities traded on international exchanges, if events occur after the close of the primary exchange and before the fund's net asset value is next determined which materially affect the value of the fund's securities, then those securities will be valued at their fair value as determined in good faith under the general supervision of the board of trustees.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend may have passed are recorded as soon as the funds are informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

  NOTES TO FINANCIAL STATEMENTS                               October 31, 2002


 The funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 Whereas the prospectus allows loans of portfolio securities up to one-third of net assets for the funds, the trustees have imposed an internal limit of 15% of net assets. The securities are loaned to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. These fees are securities lending income. The loans are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the types of securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. In the event of default or bankruptcy by the borrower, retention of the collateral may be subject to legal proceedings.

 The market value of securities on loan and the related collateral at October 31, 2002 was:

                                                            MARKET
  FUND                                                      VALUE    COLLATERAL
  -----------------------------------------------------------------------------
  MegaTrends Fund                                          $21,060    $21,600

 C. REPURCHASE AGREEMENTS
 The funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 D. OPTIONS
 Some funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by

  NOTES TO FINANCIAL STATEMENTS                               October 31, 2002


 the amount of the premium. There was no activity in options written or purchased for the year ended October 31, 2002.

 E. FOREIGN CURRENCY TRANSACTIONS
 Some funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 F. FORWARD FOREIGN CURRENCY CONTRACTS
 The funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

 Open forward foreign currency contracts at October 31, 2002 were:

                                                IN
                                  FOREIGN    EXCHANGE    SETTLEMENT             UNREALIZED      UNREALIZED
  FUND               CONTRACT    CURRENCY     FOR USD       DATE      VALUE    APPRECIATION   (DEPRECIATION)
  ----------------------------------------------------------------------------------------------------------
  Eastern European
                    SALES:
                    Euro Dollar   80,000      $77,040    03/19/03    $78,558        $--          $(1,518)

  NOTES TO FINANCIAL STATEMENTS                              October 31, 2002


 G. FEDERAL INCOME TAXES
 The funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the fund's understanding of the tax rules and regulations in the foreign markets.

 H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The funds generally pay income dividends and distribute capital gains, if any, annually.

 I. EXPENSES
 Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the funds' custodian so the custodian fees may be paid indirectly by credits earned on the funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 J. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in Bonnel Growth and MegaTrends Funds less than 30 days are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in Eastern European Fund less than 180 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid-in capital.

 K. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  NOTES TO FINANCIAL STATEMENTS                                October 31, 2002


 L. ADOPTION OF THE AUDIT GUIDE
 The Trust adopted the provisions of the Guide effective November 1, 2001. The Guide requires investment companies to amortize premiums and discounts on fixed income securities. Prior to November 1, 2001, the funds amortized premiums and discounts on fixed income securities and continue to do so. Accordingly, the adoption of the Guide had no significant effect on the funds' financial statements.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through May 31, 2003, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the funds, is the controlling owner of the Adviser.

 For each fund, the Adviser has contracted with and compensates sub-advisers to serve in the execution of the Adviser's investment responsibilities as follows:

       Bonnel Growth Fund                   Bonnel, Inc.
       MegaTrends Fund                      Leeb Capital Management, Inc.
       Eastern European Fund                Charlemagne Capital Limited
                                              (related company to Regent
                                              Fund Management Ltd.
                                              (Barbados))

 For the services of the Adviser, each fund pays a management fee at an annual rate of 1.00% for Bonnel Growth Fund and MegaTrends Fund and 1.25% for Eastern European Fund based on their average net assets. Fees are accrued daily and paid monthly.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the funds. Each fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the funds. Additionally, the Adviser is reimbursed at cost for in-house legal services pertaining to each fund. Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the funds.

 Each fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each fund's shares. A portion of this fee may be reallowed to securities dealers, banks

  NOTES TO FINANCIAL STATEMENTS                                October 31, 2002


 and other financial institutions for the distribution of shares and providing shareholder support services. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued in current or future periods, so long as the 0.25% limitation is never exceeded. The amount of unreimbursed expenditures which will be carried over to future periods is $0, $0 and $85,594 for the Bonnel Growth, MegaTrends and Eastern European Funds, respectively. The funds are not legally obligated to pay any unreimbursed expenses if the distribution plan is terminated or not renewed.

 Leeb Brokerage Services, a broker/dealer affiliate of Leeb Capital Management, Inc., received $58,918, representing 91.31%, of commissions paid by MegaTrends Fund on purchases and sales of securities during the year ended October 31, 2002.

 During the year ended October 31, 2002, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $39,766 for mailing services provided to the funds.

 The three independent trustees each receive $8,000 annually as compensation for serving on the board, plus $2,000 for each quarterly meeting attended, plus special meeting fees. The Chairman of the Audit Committee receives additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the funds for serving on the board.

NOTE 3: INVESTMENTS

 Purchases and sales of long-term securities for the year ended October 31, 2002, are summarized as follows:

        FUND                                        PURCHASES        SALES
  ---------------------------------------------------------------------------
  Bonnel Growth                                   $317,286,740   $331,525,559
  MegaTrends                                        10,999,225     11,263,855
  Eastern European                                  18,601,779     14,953,950

 As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                 UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                   ORDINARY        LONG-TERM     APPRECIATION/
        FUND                        INCOME       CAPITAL GAINS   (DEPRECIATION)
  -----------------------------------------------------------------------------
  Bonnel Growth                     $    --           $--         $ 2,220,513
  MegaTrends                         63,442            --          (1,400,699)
  Eastern European                       --            --             886,619

  NOTES TO FINANCIAL STATEMENTS                               October 31, 2002


 The tax character of distributions during the fiscal year ended, October 31, 2002, was as follows:

                                                    LONG-TERM
        FUND                         ORDINARY     CAPITAL GAINS      TOTAL
  ----------------------------------------------------------------------------
  Bonnel Growth                        $ --        $       --      $       --
  MegaTrends                            329         1,152,332       1,152,661
  Eastern European                       --                --              --

 The following table presents the income tax basis of securities owned at October 31, 2002, and the tax basis components of net unrealized appreciation or depreciation:

                                      GROSS          GROSS       NET UNREALIZED
                       AGGREGATE    UNREALIZED     UNREALIZED     APPRECIATION
        FUND           TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
  -----------------------------------------------------------------------------
  Bonnel Growth       $77,191,771   $3,982,845     $1,762,332      $ 2,220,513
  MegaTrends           12,330,892    1,181,890      2,582,589       (1,400,699)
  Eastern European      8,260,449    1,071,643        183,543          888,100

 At October 31, 2002, Bonnel Growth Fund had capital loss carryforwards of $61,522,564 with an expiration date of 10/31/09 and $1,040,063 with an expiration date of 10/31/10.

 At October 31, 2002, MegaTrends Fund had capital loss carryforwards of $2,108,280 with an expiration date of 10/31/10.

 At October 31, 2002, Eastern European Fund had capital loss carryforwards of $158,974 with an expiration date of 10/31/07, $13,493 with an expiration date of 10/31/08 and $663,300 with an expiration date of 10/31/09.

 Eastern European Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

NOTE 4: CREDIT ARRANGEMENTS

 Each of the U.S. Global Accolade Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility at October 31, 2002.

  FINANCIAL HIGHLIGHTS


BONNEL GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                                 2002          2001          2000          1999         1998
NET ASSET VALUE, BEGINNING OF YEAR               $12.92        $29.01        $25.17        $16.18       $19.68
--------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                              (.15)         (.13)         (.38)         (.30)        (.23)
  Net realized and unrealized gain (loss)         (1.18)        (9.48)         7.97          9.87          .44
                                                -------      --------      --------      --------      -------
  Total from investment activities                (1.33)        (9.61)         7.59          9.57          .21
                                                -------      --------      --------      --------      -------
Distributions
  From net investment income                         --            --            --            --           --
  From net realized gains                            --         (6.48)        (3.75)         (.58)       (3.71)
                                                -------      --------      --------      --------      -------
  Total distributions                                --         (6.48)        (3.75)         (.58)       (3.71)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $11.59        $12.92        $29.01        $25.17       $16.18
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)        (10.29)%      (40.55)%       32.81%        60.85%         .80%
Ratios to Average Net Assets (b):
  Net investment loss                             (1.09)%        (.73)%       (1.10)%       (1.41)%      (1.19)%
  Total expenses                                   1.78%         1.77%         1.55%         1.77%        1.85%
  Expenses reimbursed or offset                      --            --          (.01)%          --         (.01)%
  Net expenses                                     1.78%         1.77%         1.54%         1.77%        1.84%
  Portfolio Turnover Rate                           383%          338%          283%          197%         190%

  Net assets, end of year (in thousands)        $79,230      $100,491      $212,281      $133,949      $87,751

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                                    2002         2001         2000         1999         1998
NET ASSET VALUE, BEGINNING OF YEAR                   $9.20       $12.37       $10.76       $11.35       $13.90
--------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                 (.14)        (.14)        (.08)        (.01)        (.02)
  Net realized and unrealized gain (loss)            (1.69)       (1.83)        2.74         1.27         (.51)
                                                   -------      -------      -------      -------      -------
  Total from investment activities                   (1.83)       (1.97)        2.66         1.26         (.53)
                                                   -------      -------      -------      -------      -------
Distributions
  From net investment income                            --           --           --           --         (.01)
  From net realized gains                             (.75)       (1.20)       (1.05)       (1.85)       (2.01)
                                                   -------      -------      -------      -------      -------
  Total distributions                                 (.75)       (1.20)       (1.05)       (1.85)       (2.02)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $6.62        $9.20       $12.37       $10.76       $11.35
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)           (22.15)%     (17.40)%      27.17%       12.85%       (4.43)%
Ratios to Average Net Assets (b):
  Net investment loss                                (1.83)%      (1.25)%       (.67)%       (.05)%       (.14)%
  Total expenses                                      2.70%        2.37%        2.32%        2.17%        2.06%
  Expenses reimbursed or offset                         --           --         (.01)%         --           --
  Net expenses                                        2.70%        2.37%        2.31%        2.17%        2.06%
Portfolio Turnover Rate                                 87%         109%         168%          76%          51%

Net assets, end of year (in thousands)             $10,888      $14,232      $17,776      $17,453      $20,740

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                                          2002        2001        2000        1999        1998
NET ASSET VALUE, BEGINNING OF YEAR                        $9.22       $8.82       $8.66       $8.02      $11.19
---------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                      (.31)       (.38)       (.55)       (.23)       (.27)
  Net realized and unrealized gain (loss)                  3.82         .78         .71         .87       (2.84)
                                                         ------      ------      ------      ------      ------
  Total from investment activities                         3.51         .40         .16         .64       (3.11)
                                                         ------      ------      ------      ------      ------
Distributions
  From net investment income                                 --          --          --          --        (.01)
  From net realized gains                                    --          --          --          --        (.05)
                                                         ------      ------      ------      ------      ------
  Total distributions                                        --          --          --          --        (.06)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $12.73       $9.22       $8.82       $8.66       $8.02
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                 38.07%       4.54%       1.85%       7.98%     (27.96)%
Ratios to Average Net Assets (b):
  Net investment loss                                     (2.77)%     (4.03)%     (4.37)%     (2.38)%     (2.38)%
  Total expenses                                           4.64%       6.43%       5.14%       4.36%       5.03%
  Expenses reimbursed or offset                            (.01)%        --        (.01)%      (.01)%      (.48)%
  Net expenses                                             4.63%       6.43%       5.13%       4.35%       4.55%
Portfolio Turnover Rate                                     214%         58%         30%         29%         97%

Net assets, end of year (in thousands)                   $8,696      $3,762      $4,046      $5,210      $5,676

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

See accompanying notes to financial statements.

  REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of U.S. Global Accolade Funds

We have audited the accompanying statements of assets and liabilities of the U.S. Global Accolade Funds (comprising, respectively, the Bonnel Growth Fund, MegaTrends Fund, and Eastern European Fund, collectively, the "Funds"), including the portfolios of investments, as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1998 for the Bonnel Growth Fund, MegaTrends Fund, and Eastern European Fund, respectively, were audited by other auditors whose report dated December 17, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the U.S. Global Accolade Funds as of October 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 13, 2002

  TRUSTEES AND OFFICERS (UNAUDITED)                           October 31, 2002

The following table presents information about the Trustees as of October 31, 2002, together with a brief description of their principal occupations during the last five years. The Independent Trustees serve for six years or until termination of the Trust or the Trustee's death, resignation or removal, whichever occurs first. While a Trustee may be elected or appointed for additional terms, no Independent Trustee shall serve for longer than twelve years from the date of original appointment or election. If you would like more information about the Trustees, you may call 1-800-USFUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

NON-INTERESTED TRUSTEES

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND     PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE     DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
================================================================================
J. Michael Belz (49)             PRINCIPAL OCCUPATION: President and Chief
7900 Callaghan Road              Executive Officer of Catholic Life Insurance
San Antonio, TX 78229            since 1984.
Trustee
1998 to present
Three Portfolios
--------------------------------------------------------------------------------
Richard E. Hughs (66)            PRINCIPAL OCCUPATION: School of Business, State
7900 Callaghan Road              University of New York at Albany: Professor
San Antonio, TX 78229            Emeritus since September 2001, Professor from
Trustee                          1990 to 2001; Dean from 1990 to 1995; Director
1994 to present                  of MBA program 1996-2001.
Three Portfolios
--------------------------------------------------------------------------------
Clark R. Mandigo (59)            PRINCIPAL OCCUPATION: Restaurant operator,
7900 Callaghan Road              business consultant since 1991.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Director of Lone Star
Trustee                          Steakhouse & Saloon, Inc. since 1992, and
1993 to present                  Horizon Organic Holding Corporation since 1996.
Twelve Portfolios
================================================================================

  TRUSTEES AND OFFICERS (UNAUDITED)                 October 31, 2002


INTERESTED TRUSTEES

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND     PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE     DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
================================================================================
Frank Holmes * (47)             PRINCIPAL OCCUPATION: Chairman of the Board of
7900 Callaghan Road             Directors, Chief Executive Officer, Chief
San Antonio, TX 78229           Investment Officer, and President of the
Trustee, Chief Executive        Adviser. Since October 1989, Mr. Holmes has
Officer, Chief Investment       served and continues to serve in various
Officer, President              positions with the Adviser, its subsidiaries,
1989 to present                 and the investment companies it sponsors.
Twelve Portfolios               OTHER DIRECTORSHIPS HELD: Director of Franc-Or
                                Resources Corp. from November 1994 to November
                                1996 and from June 2000 to present. Director of
                                71316 Ontario, Inc. since April 1987 and of
                                F. E. Holmes Organization, Inc. since July 1978.
                                Director of Consolidated Fortress since
                                November 2000. Director of Broadband
                                Collaborative Solutions from May 2000 to
                                June 2002.
================================================================================

*Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global Investors, Inc.

  TRUSTEES AND OFFICERS (UNAUDITED)                            October 31, 2002

The following table presents information about each Officer of the Trust as of October 31, 2002, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

OFFICERS

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
================================================================================
Frank Holmes (47)                Chairman of the Board of Directors, Chief
7900 Callaghan Road              Executive Officer, Chief Investment Officer,
San Antonio, TX 78229            and President of the Adviser. Since October
Trustee, Chief Executive         1989, Mr. Holmes has served and continues to
Officer, Chief Investment        serve in various positions with the Adviser,
Officer, President               its subsidiaries, and the investment companies
1989 to present                  it sponsors.
--------------------------------------------------------------------------------
Susan McGee (43)                 President and General Counsel of the Adviser.
7900 Callaghan Road              Since September 1992, Ms. McGee has served and
San Antonio, TX 78229            continues to serve in various positions with
Executive Vice President,        the Adviser, its subsidiaries, and the
Secretary, General Counsel       investment companies it sponsors.
1997 to present
--------------------------------------------------------------------------------
Tracy C. Peterson (30)           Treasurer of the Trust and Chief Financial
7900 Callaghan Road              Officer of the Adviser. Since 1996, Mr.
San Antonio, TX 78229            Peterson has served in various positions with
Treasurer                        the Adviser, its subsidiaries, and the
1998 to present                  investment companies it sponsors.
================================================================================

  ADDITIONAL INFORMATION (UNAUDITED)


SHAREHOLDER VOTES

On October 1, 2002, a special meeting of the shareholders of U.S. Global Accolade Funds--Eastern European Fund was held. The results of the votes were as follows:

                                                                                               BROKER
                PROPOSAL                       FOR      AGAINST    WITHHELD    ABSENTION      NON-VOTES
-----------------------------------------------------------------------------------------------------------
PROPOSAL 1:

To change the Fund's classification
under the Investment Company Act of
1940, as amended, from diversified
to non-diversified                           281,939    32,842        0          15,625           0
-----------------------------------------------------------------------------------------------------------

ADDITIONAL FEDERAL TAX INFORMATION

The funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

    MegaTrends                                            $1,152,661

 The percentage of ordinary income dividends paid by the funds during the year ended October 31, 2002, which qualify for the dividends received deduction available to corporate shareholders was:

    MegaTrends                                                  100%

In January 2003, the Funds will report on Form 1099 the tax status of all distributions made during the calendar year 2002. Shareholders should use the information on Form 1099 for their income tax returns.

                     [GRAPHIC: U.S. Global Investors logl]

                        1-800-US-FUNDS 91-800-873-8637)
                   P.O. Box 781234 San Antonio, TX 78278-1234
                          E-mail: shsvc@us-global.com
                           Internet: www.usfunds.com
                   Distributed by U.S. global Brokerage, Inc.